Fees Summary	Aug. 28, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	101,650.27
Total Transaction Valuation	663,946,885.25
Total Offset Amount	0
Net Fee	$ 101,650.27